UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2015

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201

La Jolla, CA 92037

(Address of principal executive offices)

(858) 459-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 14, 2015, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of 45 properties located in the Jacksonville, Florida metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated February 27, 2015, as subsequently amended (the “Jacksonville 140 Agreement”), between the Company and ADCIP, LLC, a Delaware limited liability company, ADCIP II, LLC, a Delaware limited liability company, APICDA, LLC, a Delaware limited liability company, BPICDA, LLC, a Delaware limited liability company, CPICDA, LLC, a Delaware limited liability company, DPICDA, LLC, a Delaware limited liability company, EPICDA, LLC, a Delaware limited liability company, and FPICDA, LLC, a Delaware limited liability company (collectively, the “Jacksonville 55 Sellers”). An additional 10 properties were purchased on December 15, 2015 from the same sellers under the same agreement. The 55 acquired properties from this portfolio are part of a portfolio of 140 single-family homes subject to the Jacksonville 140 Agreement. The closing on the remaining properties has been extended until February 15, 2016, should the Company choose to purchase those remaining homes. The Jacksonville 55 Sellers do not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the 55 acquired properties was approximately $3,700,000, exclusive of closing costs. The Company funded the purchase price with proceeds from a loan with Silvergate Bank, of La Jolla, California, totaling approximately $4,876,000.

On October 19, 2015, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the initial 45 homes in the Jacksonville 55 Homes portfolio. On December 21, 2015, the Company filed a Current Report on Form 8-K with regard to the acquisition of the remaining 10 homes in the Jacksonville 55 Homes portfolio. This amendment is being filed for the sole purpose of filing the independent auditors report, financial statements and pro forma financial information with respect to the Jacksonville 55 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Jacksonville 55 Homes

Report of Independent Auditors

Statements of Revenues Over Certain Operating Expenses for the nine months ended September 30, 2015 (unaudited) and the year ended December 31, 2014

Notes to Statements of Revenues Over Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2015

Notes to Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2015

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014

Notes to Unaudited Pro Forma Statement of Operations for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: December 24, 2015	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Jacksonville 55 Homes for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Jacksonville 55 Homes for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A), and is not intended to be a complete presentation of the revenues and expenses of Jacksonville 55 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California

December 24, 2015

JACKSONVILLE 55 HOMES

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months	Year
	Ended	Ended
	Sept, 30	December 31,
	2015	2014
	(unaudited)

Rental income	$348,448	$440,200

Operating expenses:
Property operating and maintenance	156,839	170,368
Real estate taxes	47,191	62,061

Total operating expenses	204,030	232,429

Revenues over certain operating expenses	$144,418	$207,771

See accompanying notes to statements of revenues over certain operating expenses.

JACKSONVILLE 55 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2015 (unaudited)

and the Year Ended December 31, 2014

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On October 14, 2015, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of 45 properties located in the Jacksonville, Florida metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated February 27, 2015, as subsequently amended (the “Jacksonville 140 Agreement”), between the Company and ADCIP, LLC, a Delaware limited liability company, ADCIP II, LLC, a Delaware limited liability company, APICDA, LLC, a Delaware limited liability company, BPICDA, LLC, a Delaware limited liability company, CPICDA, LLC, a Delaware limited liability company, DPICDA, LLC, a Delaware limited liability company, EPICDA, LLC, a Delaware limited liability company, and FPICDA, LLC, a Delaware limited liability company (collectively, the “Jacksonville 55 Sellers”). An additional 10 properties were purchased on December 15, 2015 from the same sellers under the same agreement. The 55 acquired properties are part of a portfolio of 140 single-family homes subject to the Jacksonville 140 Agreement. The Company has extended the closing on the remaining properties until February 15, 2016, should the Company choose to purchase those remaining homes. The Jacksonville 55 Sellers do not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The aggregate contract purchase price for the 55 acquired properties was approximately $3,662,000, exclusive of closing costs. The Company funded the purchase price with proceeds from a loan with Silvergate Bank, of La Jolla, California, totaling approximately $4,876,000.

Reven Housing REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2.	BASIS OF PRESENTATION

The accompanying audited statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Jacksonville 55 Homes is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses Reven Housing REIT expects to incur in the future operations of Jacksonville 55 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Jacksonville 55 Homes.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2015 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015.

An audited statement of revenues over certain operating expenses for the year ended December 31, 2014 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Jacksonville 55 Homes was acquired from an unaffiliated party and (ii) based on due diligence of Jacksonville 55 Homes by the Company, management is not aware of any material factors relating to Jacksonville 55 Homes that would cause this financial information not to be indicative of future operating results.

JACKSONVILLE 55 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2015 (unaudited)

and the Year Ended December 31, 2014

3.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Jacksonville 55 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Jacksonville 55 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

5.	SUBSEQUENT EVENTS

Reven Housing REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the consolidated balance sheets of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2014 and September 30, 2015 (unaudited), the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2014 and for the nine months ended September 30, 2015 (unaudited), and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2014 and the consolidated financial statements as of and for the nine months ended September 30, 2015 (unaudited) have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Jacksonville 55 Homes, which are included herein.

The following unaudited pro forma consolidated balance sheet as of September 30, 2015 has been prepared to give effect to the acquisition of Jacksonville 55 Homes as if the acquisition occurred on September 30, 2015. Additionally, the following unaudited pro forma consolidated balance sheet has been prepared to give effect to the Company’s additional note payable borrowing as if it occurred on September 30, 2015.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2015 and for the year ended

December 31, 2014 have been prepared to give effect to the acquisition of Jacksonville 55 Homes and the effect of the additional note payable borrowing as if these transactions occurred on January 1, 2014. The unaudited pro forma statements of operations additionally include pro forma information relating to other acquisitions completed by the Company during 2015 as reported in the previously filed Form 8-K/A’s indicated.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Jacksonville 55 Homes been consummated as of the dates indicated. In addition, the pro forma consolidated balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2015

	Actual			Pro Forma
	September 30,	Pro Forma Adjustments		September 30,
	2015(a)	Proceeds from	Jacksonville 55	2015
	(Unaudited)	Note Payable (b)	Acquisition (c)	(Unaudited)

ASSETS
Investment in real estate, net
Land	$6,208,327	$-	$559,773	$6,768,100
Buildings and improvements	28,564,472	-	3,077,261	31,641,733
	34,772,799	-	3,637,034	38,409,833
Accumulated depreciation	(1,343,323)	-	-	(1,343,323)
Investment in real estate, net	33,429,476	-	3,637,034	37,066,510
Cash	1,301,453	4,769,018	(3,593,076)	2,477,395
Rents and other receivables	218,533	-	-	218,533
Prepaid expenses and deposits	53,801	-	-	53,801
Escrow deposits	181,177	-	(37,295)	143,882
Lease origination costs, net	186,046	-	24,537	210,583
Deferred loan fees, net	402,622	106,880	-	509,502
Deferred stock issuance costs	554,990	-	-	554,990

Total Assets	$36,328,098	$4,875,898	$31,200	$41,235,196

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$1,129,475	$-	$-	$1,129,475
Security deposits	382,329	-	41,200	423,529
Note payable	15,049,125	4,875,898	-	19,925,023

Total Liabilities	16,560,929	4,875,898	41,200	21,478,027

Stockholders' Equity
Common stock, 7,016,796 issued and outstanding	7,017	-	-	7,017
Additional paid-in capital	24,601,295	-	-	24,601,295
Accumulated deficit	(4,841,143)	-	(10,000)	(4,851,143)
Total Stockholders' Equity	19,767,169	-	(10,000)	19,757,169

Total Liabilities and Stockholders' Equity	$36,328,098	$4,875,898	$31,200	$41,235,196

See accompanying notes to unaudited pro forma consolidated balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

as of September 30, 2015

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q as of September 30, 2015.

b)	Represents the proceeds and loan costs related to a note payable between Reven Housing REIT and Silvergate Bank entered into on October 14, 2015. The proceeds were used in the purchase of Jacksonville 55 Homes.

c)	Represents the acquisition of Jacksonville 55 Homes. The purchase price of Jacksonville Homes was approximately $3,662,000 plus closing and acquisition costs of approximately $10,000. Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of lease origination costs) acquired in a business combination based on their estimated fair values.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2015

	Actual						Pro Forma
	Nine months ended	Pro Forma Adjustments					Nine months ended
	September 30, 2015	Jacksonville 53	Jacksonville 55		Other		September 30, 2015
	(Unaudited) (a)	Purchase (b)	Acquisition		Adjustments		(Unaudited)

Rental income, net	$3,602,192	$99,740	$440,200	(c)	$-		$4,142,132

Operating expenses:
Property operating and maintenance	1,133,704	29,922	170,368	(d)	-		1,333,994
Real estate taxes	546,702	12,745	62,061	(d)	-		621,508
Acquisition costs	362,447	-	-		-		362,447
Depreciation and amortization	848,587	28,000	85,000	(e)	-		961,587
General and administration	1,379,431	-	-		-		1,379,431
Legal and accounting	311,970	-	-		-		311,970
Interest expense	517,009	-	-		195,000	(f)	712,009

Total operating expenses	5,099,850	70,667	317,429		195,000		5,682,946

Net income (loss)	$(1,497,658)	$29,073	$122,771		$(195,000)		$(1,540,814)

Net loss per share, basic and diluted	$(0.21)						$(0.22)

Weighted average number of common
shares outstanding	7,016,796						7,016,796

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2015

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2015.

b)	Represents the proforma effects of the acquisition of the Jacksonville 53 Homes as reported on Form 8-K/A filed on May 12, 2015. Reflects two and one half months estimated rental revenue and expenses for the Jacksonville 53 homes purchased on March 13, 2015 and not included in the historical statement of operations as of September 30, 2015.

c)	Represents net rental income for the Jacksonville 55 Homes from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2015, based on historical operations of the previous owner.

d)	Represents operating expenses and real estate taxes of the Jacksonville 55 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2015, based on historical operations of the previous owner.

e)	Represents adjustments to depreciation and amortization expense for the Jacksonville 55 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2015. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

f)	Represents interest expense on the total outstanding note payable proceeds as if it had been advanced on January 1, 2014. Interest is calculated at 4.25% which reflects the rate in effect over the period.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

	Actual						Pro Forma
	Year ended	Pro Forma Adjustments					Year ended
	December 31, 2014	Jacksonville 53	Jacksonville 55		Other		December 31, 2014
	(Audited) (a)	Purchase (b)	Acquisition		Adjustments		(Unaudited)

Rental income, net	$2,620,128	$434,145	$440,200	(c)	$-		$3,494,473

Operating expenses:
Property operating and maintenance	730,965	181,236	170,368	(d)	-		1,082,569
Real estate taxes	384,877	55,286	62,061	(d)	-		502,224
Acquisition costs	454,554	48,574	10,000	(e)	-		513,128
Depreciation and amortization	613,572	136,100	115,000	(f)	-		864,672
General and administrative	1,298,513	-	-		-		1,298,513
Legal and accounting	272,713	-	-		-		272,713
Interest expense	194,363	-	-		755,000	(g)	949,363

Total operating expenses	3,949,557	421,196	357,429		755,000		5,483,182

Net income (loss)	$(1,329,429)	$12,949	$82,771		$(755,000)		$(1,988,709)

Net loss per share, basic and diluted	$(0.22)						$(0.33)

Weighted average number of common
shares outstanding	5,946,159						5,946,159

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K for the year ended December 31, 2014.

b)	Represents the pro forma effects of the acquisition of the Jacksonville 53 Homes as reported on Form 8-K/A filed on May 12, 2015.

c)	Represents net rental income for the Jacksonville 55 Homes from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014, based on historical operations of the previous owner.

d)	Represents operating expenses and real estate taxes of the Jacksonville 55 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014, based on historical operations of the previous owner.

e)	Represents acquisition and closing costs relating to the purchase of the real estate had it occurred on January 1, 2014.

f)	Represents adjustments to depreciation and amortization expense for the Jacksonville 55 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2014. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

g)	Represents interest expense on the total outstanding note payable proceeds as if it had been advanced on January 1, 2014. Interest is calculated at 4.25% which reflects the rate in effect over the period.